Prospectus Supplement	October 25, 2022

Putnam Multi-Cap Core Fund
Prospectuses dated August 30, 2022

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Multi-Cap Core Fund (the “Fund,” a series of Putnam Funds Trust (the “Trust”)), has recommended, and the Trust’s Board of Trustees has approved, a change to the Fund’s name and a new non-fundamental investment policy, each of which are described below.  Putnam Management currently anticipates that the name change and new non-fundamental policy will be effective on December 1, 2022 (the “Effective Date”).

On the Effective Date, the Fund’s name will change to “Putnam Core Equity Fund.” In addition, in connection with this name change, the Fund will adopt a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders. The Fund’s goal and investment strategies will not change in connection with the name change and the adoption of the non-fundamental investment policy.

On the Effective Date, the Fund’s prospectuses will be revised as follows:

All references in the prospectuses to “Putnam Multi-Cap Core Fund” will be deleted and replaced with “Putnam Core Equity Fund.” In addition, the sub-section Investments in the section Investments, risks, and performance will be deleted in its entirety and replaced with the following:

Investments

We invest mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Under normal circumstances, we invest at least 80% of the fund’s net assets (plus the amount of any borrowings for investment purposes) in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders.

Shareholders should retain this Supplement for future reference.

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